Exhibit 99.1

Press Release

Hertz Announces Pricing of Upsized $375 Million Exchangeable Senior Notes Offering

The Exchangeable Senior Notes will be Issued by The Hertz Corporation

ESTERO, Fla., September 25, 2025 -- Hertz Global Holdings, Inc. (NASDAQ: HTZ) (“Hertz” or the “Company”), a leading global rental car company, today announced that its wholly-owned indirect subsidiary, The Hertz Corporation (“Hertz Corp.”), has entered into an agreement to sell $375 million in aggregate principal amount of 5.500% Exchangeable Senior Notes due 2030 (the “Notes”), in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Hertz Corp. also granted the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $50 million in aggregate principal amount of the Notes. The aggregate principal amount of the offering was increased from the previously announced offering size of $250 million. The offering is expected to close on or about September 29, 2025, subject to customary closing conditions.

Hertz Corp. estimates that the net proceeds from the issuance of the Notes, after deducting the initial purchasers’ discount and estimated offering expenses payable by Hertz Corp., will be approximately $360.13 million (or approximately $408.38 million if the initial purchasers exercise in full their option to purchase additional Notes). Hertz Corp. intends to use approximately $33.26 million of the net proceeds from the issuance of the Notes to fund the cost of entering into the capped call transactions described below. Hertz Corp. intends to use $300 million of the net proceeds from the issuance of the Notes to fund the partial redemption or repurchase of its outstanding Senior Notes due 2026 on or before December 31, 2025 and to use the remaining net proceeds for general corporate purposes, which may include the repayment of outstanding indebtedness. If the initial purchasers exercise their option to purchase additional Notes, then Hertz Corp. intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions and apply the remainder towards general corporate purposes, which may include the repayment of outstanding indebtedness.

The Notes will bear interest at a rate of 5.500% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2026. The Notes will mature on October 1, 2030, unless repurchased, redeemed or exchanged in accordance with their terms prior to maturity.

The exchange rate will initially be 108.2808 shares of common stock of the Company (“Common Stock”) per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $9.24 per share of Common Stock). The initial exchange price of the Notes represents a premium of approximately 32.5% to the $6.97 closing price of the Common Stock on the Nasdaq Global Select Market on September 24, 2025. The exchange rate and exchange price will be subject to adjustment upon the occurrence of certain events. If a “make-whole fundamental change” (as defined in the indenture for the Notes) occurs, Hertz Corp. will, in certain circumstances, increase the exchange rate for a specified time for holders who exchange their Notes in connection with that make-whole fundamental change. Prior to July 1, 2030, the Notes will be exchangeable only upon satisfaction of certain conditions and during certain periods, and thereafter, the Notes will be exchangeable at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Notes will be exchangeable on the terms set forth in the indenture into cash, shares of Common Stock, or a combination thereof, at Hertz Corp.’s election.

Holders of the Notes will have the right to require Hertz Corp. to repurchase all or a portion of their Notes at 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to, but excluding, the date of such repurchase, upon the occurrence of certain corporate events constituting a “fundamental change” as defined in the indenture governing the Notes. Hertz Corp. may not redeem the Notes prior to October 6, 2028. On or after October 6, 2028 and on or prior to the 26th scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Common Stock has been at least 130% of the exchange price for the Notes for certain specified periods, and certain other conditions are satisfied, Hertz Corp. may redeem all or a portion (subject to certain limitations) of the Notes at a cash redemption price equal to the principal amount of the Notes to be redeemed plus accrued and unpaid interest on such Notes to, but excluding, the redemption date.

The Notes are expected to be guaranteed by the Company, Rental Car Intermediate Holdings, LLC, Hertz Corp.’s direct parent company, and each of Hertz Corp.’s existing domestic subsidiaries and future subsidiaries that guarantee indebtedness under Hertz Corp.’s first lien credit facilities or certain other indebtedness for borrowed money.

Hertz Corp. has been advised by one of the initial purchasers that, in connection with the pricing of the Notes, affiliates of Pershing Square Capital Management, L.P. entered into privately negotiated cash-settled total return swap transactions (the “Swap Transactions”) with a swap counterparty that is an affiliate of one of the initial purchasers (the “Swap Counterparty”), pursuant to which such Pershing Square entities will obtain long economic exposure to approximately $125 million notional amount of the Common Stock. The Swap Transactions have a fixed term of 36 months, subject to the right of the Swap Counterparty to terminate the Swap Transactions at its option at any time upon certain prior notice, and the requirement that the Swap Transactions be terminated in certain circumstances. Neither Hertz Corp. nor the Company is party to the Swap Transactions.

The Swap Transactions are generally intended to facilitate privately negotiated derivative transactions, including cash-settled swaps, directly or indirectly between the Swap Counterparty or its affiliates and certain investors in the Notes relating to the Common Stock, by which such investors in the Notes will hedge their investments in the Notes.

Pershing Square’s entry into the Swap Transactions with the Swap Counterparty and the entry by the Swap Counterparty directly or indirectly into derivative transactions in respect of the Common Stock with the investors of the Notes, particularly if investors purchase shares of the Common Stock on or shortly after the day Hertz Corp. prices the Notes, could have the effect of increasing (or reducing the size of any decrease in) the market price of the Common Stock concurrently with, or shortly after, the pricing of the Notes and effectively raising the initial exchange price of the Notes.

In addition, the Swap Counterparty or its affiliates may modify their hedge positions with respect to the swap by entering into or unwinding one or more derivative transactions with respect to the Common Stock (including the privately negotiated derivative transactions with certain investors in the Notes or derivative transactions with other market participants) and/or purchasing or selling shares of the Common Stock or other securities of the Company in secondary market transactions at any time following the pricing of the Notes and prior to the maturity of the Notes, including in connection with any increase or decrease in the short positions that investors desire to maintain with the Swap Counterparty to hedge their investments in the Notes, and during any observation period related to an exchange of Notes. These activities could also increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the Common Stock or the Notes, which could affect holders’ ability to exchange the Notes and, to the extent the activity occurs following exchange or during any observation period related to an exchange of Notes, it could affect the amount and value of the consideration that holders will receive upon exchange of the Notes.

In connection with the pricing of the Notes, Hertz Corp. and the Company entered into privately negotiated cash-settled capped call transactions with certain of the initial purchasers or their affiliates (the “option counterparties”). The capped call transactions initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Common Stock underlying the Notes. If the initial purchasers exercise their option to purchase additional Notes, Hertz Corp. and the Company expect to enter into additional capped call transactions with the option counterparties.

The cap price of the capped call transactions will initially be $13.94 per share, which represents a premium of 100% above the last reported sale price of the Common Stock of $6.97 per share on the Nasdaq Global Select Market on September 24, 2025 and is subject to customary adjustments.

The capped call transactions are expected generally to compensate (through the payment of cash to Hertz Corp.) for potential dilution to the Common Stock upon any exchange of the Notes and/or offset any potential cash payments Hertz Corp. is required to make in excess of the principal amount of exchanged Notes, as the case may be, with such compensation and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Common Stock and/or purchase shares of the Common Stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Stock or the Notes at that time.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Stock and/or purchasing or selling shares of the Common Stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any observation period related to an exchange of Notes, following any redemption of Notes by Hertz Corp. or following any repurchase of Notes by Hertz Corp. in connection with any fundamental change and (y) following any repurchase of Notes by Hertz Corp. other than in connection with any such redemption or any fundamental change if Hertz Corp. elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the Common Stock or the Notes, which could affect holders’ ability to exchange the Notes and, to the extent the activity occurs following exchange or during any observation period related to an exchange of Notes, it could affect the amount and value of the consideration that holders will receive upon exchange of the Notes.

Unlike most exchangeable debt issuances that are coupled with a capped call where each instrument generally will be settled with the same proportion of cash and shares as the other instrument, the capped call transactions can only be cash-settled, and the Notes can be settled for all cash, shares of the Common Stock or a combination of cash and shares of the Common Stock. Thus, at and/or immediately preceding the expiration date for the capped call transactions or at approximately the time of any early termination, the option counterparties and/or their respective affiliates are likely to sell the Common Stock or other securities or instruments of the Company, or enter into or unwind other hedge positions, all in a manner that can be expected to decrease or avoid an increase in the market price of the Common Stock. By contrast, Hertz Corp. may elect to deliver shares of the Common Stock to holders upon exchange of the Notes, and if Hertz Corp. does so, holders who have hedged their equity price risk may use those shares to reduce their hedge positions rather than purchasing shares of the Common Stock (or engaging in hedging activities or hedge unwind activities that have a similar effect) in the market. As a result, the option counterparties’ hedge unwind activities at and/or immediately preceding the expiration date for the capped call transactions or at approximately the time of any early termination likely will not be offset by buying activity of holders who have hedged their equity price risk to the same extent as if Hertz Corp. had elected to deliver a greater amount of cash in settlement of the Notes. This could have the effect of further reducing or avoiding an increase in the market price of the Common Stock, which could affect holders’ ability to exchange the Notes and the amount and value of the consideration that holders will receive upon exchange of such Notes.

The Notes and the guarantees of the Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes, the guarantees of the Notes and any shares of Common Stock issuable upon exchange of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from the registration requirements under the Securities Act and the securities laws of any other jurisdiction.

This press release is not an offer to sell or purchase, or a solicitation of an offer to sell or purchase, the Notes, the guarantees of the Notes or the shares of Common Stock issuable upon exchange of the Notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom such an offer, solicitation or sale would be unlawful.

ABOUT HERTZ

Hertz Global Holdings Inc. is one of the world’s leading car rental and mobility solutions providers. Its subsidiaries and licensees operate the Hertz, Dollar, Thrifty and Firefly vehicle rental brands with more than 11,000 rental locations in 160 countries around the globe, as well as the Hertz Car Sales brand, which offers a range of quality, competitively priced used cars for sale online and at locations across the US, and the Hertz 24/7 car sharing business in Europe.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “will” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our positioning, strategy, vision, forward looking investments, conditions in the travel industry, our financial and operational condition, our sources of liquidity, the consummation of the offering, Hertz Corp.’s expected use of proceeds from the proposed offering. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including risks and uncertainties related to completion of the offering, market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the offering, unanticipated uses of capital and those in our risk factors that we identify in the offering memorandum for the offering and our most recent annual report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on February 18, 2025, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Contact

Hertz Investor Relations: investorrelations@hertz.com, Hertz Media Relations: Mediarelations@hertz.com

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